UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                          -------------------------


                                 FORM 8-K


                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 11, 2003




                            TEXAS GAS TRANSMISSION, LLC
                 (Exact Name of Registrant as Specified in Charter)



                  DELAWARE            1-4169          06-1687421
                 (State or other     (Commission     (IRS employer
                 jurisdiction of     file number)    identification no.)
                incorporation or
                  organization)



                3800 FREDERICA STREET, OWENSBORO, KENTUCKY 42301
               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code: (270) 926-8686

   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   The following documents are included as exhibits hereto.

        (c)  Exhibits

             EXHIBIT NO.         DESCRIPTION

             99.1                Press release of TGT Pipeline, LLC, issued on
                                 August 11, 2003.


   ITEM 9.  REGULATION FD DISCLOSURE

   On August 11, 2003, the Company's immediate parent company, TGT Pipeline, LLC, issued a press release including its unaudited summarized financial data for the period from its inception through June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  August 11, 2003

                           TEXAS GAS TRANSMISSION, LLC
                           (Registrant)


                           By:  /S/ JAMIE L. BUSKILL
                                --------------------------------------
                                Jamie L. Buskill
                                Vice President and Chief Financial Officer

                                                               EXHIBIT 99.1
PRESS RELEASE

                                TGT PIPELINE, LLC
                              3800 FREDERICA STREET
                               OWENSBORO, KY 42301


The accompanying unaudited summarized financial data present the consolidated financial position of TGT Pipeline, LLC (the Company) and its subsidiary, Texas Gas Transmission, LLC (Texas Gas) as of June 30, 2003 and the consolidated results of operations for the period from April 29, 2003 (Inception) through June 30, 2003. These summarized financial data reflect the Company's acquisition of Texas Gas on May 16, 2003 for a purchase price of $803 million. Texas Gas is an interstate natural gas transmission company which owns and operates a natural gas pipeline system originating in the Louisiana Gulf Coast area and in East Texas and running north and east through Louisiana, Arkansas, Mississippi, Tennessee, Kentucky, Indiana and into Ohio, with smaller diameter lines extending into Illinois. The summarized financial data reflect a preliminary allocation of the purchase price to the assets and liabilities of Texas Gas, based on their estimated fair values in accordance with generally accepted accounting principles. As Texas Gas' rates are regulated by the Federal Energy Regulatory Commission (FERC), and the FERC does not allow recovery in rates of amounts in excess of original cost, Texas Gas' historical net book value of regulatory related assets and liabilities are considered to be the fair value of those respective assets and liabilities. The excess purchase price above the historical net book value was allocated to goodwill.

Results of operations for the period from Inception through June 30, 2003 are not necessarily indicative of results of operations for the entire year. Based on the current rate structure and higher throughput, Texas Gas experiences higher operating income in the first and fourth quarters as compared to the second and third quarters.

For additional information regarding Texas Gas see Texas Gas' filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the Quarter ended June 30, 2003.

                                  TGT PIPELINE, LLC
                    CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                    JUNE 30, 2003
                               (THOUSANDS OF DOLLARS)

                                     (UNAUDITED)


                               ASSETS
Current Assets:
 Cash and cash equivalents                           $         38,668
 Receivables:
  Trade                                                        13,266
  Other                                                         9,774
 Gas Receivables:
  Transportation and exchange                                   2,423
  Storage                                                      21,639
 Inventories                                                   13,710
 Gas stored underground                                         3,922
 Prepaid and other expenses                                     4,615
                                                     ----------------
  Total current assets                                        108,017
                                                     ----------------
Property, Plant and Equipment:
 Natural gas transmission plant                               507,134
 Other natural gas plant                                      155,426
                                                     ----------------
                                                              662,560
 Less - Accumulated depreciation and
 amortization                                                   4,430
                                                     ----------------
  Property, plant and equipment, net                          658,130
                                                     ----------------
Other Assets:
 Gas stored underground                                        91,187
 Costs recoverable from customers                              40,050
 Goodwill                                                     280,496
 Other                                                         16,833
                                                    -----------------
  Total other assets                                          428,566
                                                    -----------------

TOTAL ASSETS                                        $       1,194,713
                                                    =================


                          TGT PIPELINE, LLC
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                         JUNE 30, 2003
                     (THOUSANDS OF DOLLARS)
                          (UNAUDITED

                    LIABILITIES AND EQUITY
Current Liabilities:
 Payables:
  Trade                                                  $                286
  Affiliates                                                            5,905
  Other                                                                14,573
 Gas Payables:
  Transportation and exchange                                           1,629
  Storage                                                              17,394
 Long-term debt due within one year                                    17,261
 Accrued charge-in-lieu of income taxes                                 1,340
 Accrued taxes other                                                    8,187
 Accrued interest                                                       2,066
 Accrued payroll and employee benefits                                 20,240
 Other accrued liabilities                                              9,665
                                                        ----------------------
  Total current liabilities                                            98,546
                                                        ----------------------
Long - Term Debt                                                      530,690
                                                        ----------------------
Other Liabilities and Deferred Credits:
 Postretirement benefits other than pensions                           24,647
 Pension plan costs                                                     3,423
 Other                                                                 20,731
                                                        ----------------------
  Total other liabilities and deferred credits                         48,801
                                                        ----------------------
Member's Equity:
 Paid-in-capital                                                      514,544
 Retained earnings                                                      2,132
                                                        ----------------------
  Total member's equity                                               516,676
                                                        ----------------------
     TOTAL LIABILITIES AND EQUITY                          $        1,194,713
                                                        ======================


                             TGT PIPELINE, LLC
                          STATEMENT OF OPERATIONS
              FROM APRIL 29, 2003 (INCEPTION) TO JUNE 30, 2003
                           (THOUSANDS OF DOLLARS)
                              (UNAUDITED)

Operating Revenues:
 Gas transportation                                    $       22,300
 Gas storage                                                      315
 Other                                                            352
                                                      -------------------
  Total operating revenues                                     22,967
                                                      -------------------
Operating Costs and Expenses:
 Operation and maintenance                                      4,144
 Administrative and general                                     5,317
 Depreciation and amortization                                  3,987
 Taxes other than income taxes                                  2,388
                                                      -------------------
  Total operating costs and expenses                           15,836
                                                      -------------------
Operating Income                                                7,131
                                                      -------------------
Other (Income) Deductions:
 Interest expense                                               3,769
 Miscellaneous other income                                      (110)
                                                      -------------------
  Total other deductions                                        3,659
                                                      -------------------
Income before income taxes                                      3,472
Charge in-lieu-of income taxes                                  1,340
                                                      -------------------
NET INCOME                                             $      2,132
                                                      ===================